STATEMENT TO CERTIFICATEHOLDERS

Household Home Equity Loan Trust 2001-1

Distribution Number	12
Beginning Date of Accrual Period	22-Apr-02
End Date of Accrual Period	19-May-02
Distribution Date	20-May-02
Previous Distribution Date	22-Apr-02

Funds Disbursement
Available Funds for Distribution and Skip-A-Pay Advances/Reimbursements	24,396,497.34
Principal Collections	19,321,645.83
Collections of Interest	5,074,851.51
Skip-A-Pay Advances	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	24,396,497.34
Interest Paid to Certificates	770,834.56
Principal Paid to Certificates	23,625,662.78
Equity Certificate	(0.00)

Balance Reconciliation

Begin Principal Balance	581,878,921.94
Principal Collections (including repurchases)	19,321,645.83
Charge off Amount	315,860.40
End Principal Balance	562,241,415.71

Collateral Performance
Cash Yield (% of beginning balance)	10.97%
Charge off Amount (% of beginning balance)	0.65%
Net Yield	10.31%

Delinquent Loans
30-59 days principal balance of loan	13,640,748.94
30-59 days number of loans	160
60-89 days principal balance of loan	1,825,535.34
60-89 days number of loans	23
90+ days principal balance of loan	14,974,044.78
90+ days number of loans	153

Loan Detail
Number Purchased pursuant to 2.02, 2.04 and 3.01	-
Principal Balance Purchased pursuant to 2.02, 2.04 and 3.01	-
Substitution Adjustment Amounts	-
Number of HEL outstanding (BOP)	6,877
Number of HEL outstanding (EOP)	6,674
Book value of real estate acquired through foreclosure/grant of deed	3,464,159.70
Number of Loans that went into REO	11
Principal Balance of Loans that went into REO	1,255,907.93

Overcollateralization
Begin OC Amount	127,709,190.37
OC Release Amount	0.00
Extra Principal Distribution Amount	3,988,156.55
End OC Amount	131,697,346.92

Target OC Amount	131,400,401.25
Interim OC Amount	127,393,329.97
Interim OC Deficiency	4,007,071.28

Monthly Excess Cashflow	3,988,156.55

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Total Certificate Balance as Percent of Total Original Certificate Balance	60.07%

Interest Calculations
1 month LIBOR	1.85750%
Class A Formula Rate (1 mo Libor plus 29bps)	2.14750%
Class A Pass-Through Rate	2.14750%
Class M Formula Rate (1 mo Libor plus 55bps)	2.40750%
Class M Pass-Through Rate	2.40750%
Available Funds Cap	11.00620%

Class A Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	34.021323
2. Principal Distribution per $1,000	32.962916
3. Interest Distribution per $1,000	1.058408

B. Calculation of Class A Interest Due & Paid
1. Class A Pass-Through Rate	2.14750%
2. Days in Accrual Period	28

3. Class A Interest Due	657,451.01
4. Class A Interest Paid	657,451.01

5. Class A Interest Carry Forward Amount Paid	0.00
6. Class A Supplemental Interest Amount Paid	0.00

7. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Principal Balance, BOP	393,617,767.36
2. Class A Principal Due	20,475,574.41
3. Class A Principal Paid	20,475,574.41
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A Unpaid Principal Carry Forward Amount	0.00
6. Class A Principal Balance, EOP	373,142,192.95

7. Class A Certificate Balance as a % of the Original Class A Certificate Balance, EOP	0.6007087
8. Class A Certificate Balance as a % of the Pool Balance, EOP	0.6636690

Class M Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	34.151025
2. Principal Distribution per $1,000	32.964508
3. Interest Distribution per $1,000	1.186517

B. Calculation of Class M Interest Due & Paid
1. Class M Pass-Through Rate	2.40750%
2. Days in Accrual Period	28

3. Class M Interest Due	113,383.55
4. Class M Interest Paid	113,383.55

5. Class M Interest Carry Forward Amount Paid	0.00
6. Class M Supplemental Interest Amount Paid	0.00

7. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Principal Balance, BOP	60,551,964.21
2. Class M Principal Due	3,150,088.37
3. Class M Principal Paid	3,150,088.37
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Principal Balance, EOP	57,401,875.84

7. Class M Certificate Balance as a % of the Original Class M Certificate Balance, EOP	0.6006894
8. Class M Certificate Balance as a % of the Pool Balance, EOP	0.1020947